Exhibit 10.3

MODIFICATION NO. 3 TO LOAN AND SECURITY AGREEMENT

This Modification No. 3 to Loan and Security Agreement (“Third Modification”) is executed as of June __, 2014 (the “Third Modification Effective Date”), by and among Partners for Growth III, L.P., a Delaware limited partnership corporation (“PFG”) with its principal place of business at 150 Pacific Avenue, San Francisco, California 94111, and each of Advanced Photonix, Inc., a Delaware corporation (“API”) and Picometrix, LLC, a Delaware limited liability company (“Picometrix”), each with its principal place of business at 2925 Boardwalk, Ann Arbor, MI 48104 (individually and collectively, jointly and severally, “Borrower”).

RECITALS

A.           PFG and Borrower have entered into that certain Loan and Security Agreement, dated as of February 8, 2013 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”), pursuant to which PFG has made available to Borrower, among other credit accommodations, a term loan in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000).

B.           PFG and Borrower entered into that certain Forbearance Agreement dated as of February 10, 2014 (the “Forbearance”) to address a Borrower financial covenant default under Section 5 of the Schedule to the Loan Agreement, and the Forbearance Period under the Forbearance expired on the First Modification Effective Date (as defined below).

C.           PFG and Borrower entered into that certain Waiver and Modification dated March 5, 2014 (the “First Modification Effective Date” and such Waiver and Modification, the “First Modification”) to permit a waiver of past defaults and to temporally reset financial covenants.

D.           PFG and Borrower entered into that certain Modification No. 2 to Loan and Security Agreement dated April 30, 2014 (the “Second Modification Effective Date” and such Waiver and Modification, the “Second Modification”) to make certain modifications to the financial covenants set forth in Section 5 of the Schedule.

E.           Borrower has notified PFG that it has raised additional equity financing and PFG is willing to make certain changes to the financial covenants and waive certain fees due to the consummation of the equity financing as described by Borrower;

NOW THEREFORE, in consideration of the agreements and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other Obligations and indebtedness which may be owing by Borrower to PFG, Borrower is indebted to PFG pursuant to, among other documents, the Loan Agreement.  The Loan Agreement provides for a term loan in the principal amount of $2,500,000, of which $1,547,619 in principal amount (the “Loan”) is outstanding on the date hereof.  Defined terms used but not otherwise defined herein shall have the same meanings set forth in the Loan Agreement.

2.           DESCRIPTION OF COLLATERAL. Repayment of Obligations is secured by the Collateral, as described in the Loan Agreement and in the Intellectual Property Security Agreement and Collateral Agreements and Notices of even date with the Loan Agreement (the “IP Security Agreements”). Hereinafter, the above-described Loan Agreement, IP Security Agreements, Cross Corporate Continuing Guaranty and Security Agreement and Representations and Warranties, together with all other documents securing repayment of the Indebtedness or otherwise executed in connection with the Loan Agreement shall be referred to as the "Existing Loan Documents".

3.           MODIFICATIONS TO LOAN AGREEMENT.

              3.1           Waiver of Fee.  Section 9 of the Second Modification requiring Borrower to pay PFG a “Success Fee” shall be of no force and effect and Borrower shall not be required to pay any fee to PFG under said Section.

      3.2           New Compliance Certificate. Until otherwise notified by PFG, the Compliance Certificate required under the Loan Agreement is amended to read in its entirety as set forth in Exhibit A.

              3.3           EBITDA.  The Minimum EBITDA financial covenant thresholds set forth in Section 5 of the Schedule to the Loan Agreement which read, prior to the Third Modification Effective Date (based on modifications made in the Second Modification) as follows:

     Minimum EBITDA:      Borrower shall maintain EBITDA measured monthly on a rolling (trailing) three-month basis for the month ending the date set forth below and each of the immediately prior two months ending on the last day of each such month, of not less than the amounts set forth in the table below for the each of the monthly periods specified with the date ranges below:

Month Ending	Min EBITDA
May 31, 2014	($250,000)
June 30, 2014	($250,000)
July 31, 2014	$1.00
August 30, 2014 through the Maturity Date	To be agreed upon by Borrowers and PFG, based on Board approved plan, but no less than July 2014 threshold

“EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) non-cash stock compensation, plus (e) income tax expense, plus (f) other non-cash items including intangible asset write-offs, plus (g) non-cash warrant liability expenses, plus (h) the sum of Loan Modification Fees (only) charged by PFG and Lender in connection with the loan modifications consummated on or about the Modification Effective Date, in each case to the extent such items have been deducted from the calculation of Net Income or less non-cash warrant liability income to the extent added to the calculation of Net Income.”

shall be amended to read as from the Third Modification Effective Date as follows:

Minimum EBITDA:	Commencing with the month ending June 30, 2014, Borrower shall maintain EBITDA measured monthly on a rolling (trailing) six-month basis (i.e., aggregate EBITDA for the month ending the date set forth below and each of the immediately prior five (5) months ending on the last day of each such month) of not less than the amounts set forth in the table below for the each of the monthly periods specified with the date ranges below:

Month Ending	Min EBITDA
June 30, 2014	$(850,000)
July 31, 2014 – September 30, 2014	$(300,000)
October 31, 2014 – December 31, 2014	$1.00
January 31, 2015 - March 31, 2015	$100,000
FY 2016	To be agreed upon by Borrowers and PFG, based on Board approved plan, but no less than $100,000 for each rolling 6-month period.

“EBITDA” shall mean Borrowers’ (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) non-cash stock compensation, (e) income tax expense, plus (f) other non-cash items including intangible asset write-offs, plus (g) non-cash warrant liability expenses to the extent deducted from the calculation of Net Income or less non-cash warrant liability income to the extent added to the calculation of Net Income plus (h) modification and success fees associated with the Sixth Amendment to Loan and Security Agreement and Waiver, the Seventh Amendment to Loan and Security Agreement, and the corresponding amendments to the credit facility between Borrowers and PFG.”

“Net Income” means, as calculated on a consolidated basis for Borrowers and their Subsidiaries, if any, for any period as at any date of determination, the net profit (or loss), after provision for taxes for such period taken as a single accounting period.

If at any time there is no Senior Lender, as defined, PFG will work with Borrower and provide new Financial Covenants that are in substance roughly equivalent to the aforesaid.

3.4         Liquidity. As from the Third Modification Effective Date, the required Liquidity Ratio set forth in Section 5 of the Schedule to the Loan Agreement for the month of June 2014 and each month thereafter shall be “2.00 to 1.00”.

4.           PAYMENT OF FEES AND EXPENSES.  Borrower shall pay to PFG its reasonable out-of-pocket fees and expenses in connection with this Third Modification.

5.           RATIFICATION OF EXISTING LOAN DOCUMENTS.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of each of the Existing Loan Documents, as amended, to which it is a party.

6.           REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants that:

(a)         immediately upon execution of this Third Modification and assuming Borrower's satisfaction of the conditions set forth in Section 9 hereof (i) the representations and warranties contained in the Existing Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Default or Event of Default has occurred and is continuing or would result from the performance of the Existing Loan Documents as modified hereby;

(b)         Borrower has the corporate power and authority to execute and deliver this Third Modification and to perform its Obligations under the Existing Loan Documents, as amended by this Third Modification, and the person(s) executing this Third Modification on behalf of Borrower are duly empowered to do so;

(c)         the articles of incorporation and other formation and organizational documents of Borrower provided to PFG on the date of the Loan Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect or, if any such documents have been amended, supplemented or restated or are no longer true, accurate and complete, Borrower shall provide true, complete, correct and current versions of such documents as additional conditions to this Third Modification under Section 9;

(d)         the execution and delivery by Borrower of this Third Modification and the performance by Borrower of its Obligations under the Loan Agreement have been duly authorized by all necessary corporate action on the part of Borrower;

(e)         this Third Modification has been duly executed and delivered by Borrower and (i) constitutes the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and (ii) does not conflict with any law or regulation or judgment or the organizational documents of Borrower, or any agreement or document to which Borrower is a party or which is binding upon it or any of this assets; and (iii) does not require any authorization, approval, consent, licence or registration in any jurisdiction for its execution, performance, validity or enforceability;

(f)          Borrower acknowledges that PFG has acted in good faith and has conducted in a commercially reasonable manner its relationship with Borrower in connection with this Third Modification and in connection with the Existing Loan Documents;

(g)         the IP Security Agreements disclose an accurate, complete and current listing of all Collateral that consists of Intellectual Property (as defined in said IP Security Agreement) or Borrower has included revised and updated Intellectual Property schedules as part of an update to the Representations required in Section 9.3 of this Third Modification; and

(h)         Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Representations as last delivered to PFG, and acknowledges, confirms and agrees the disclosures and information contained therein have not changed in any Non-Trivial respect as of the date hereof, or, if the Representations require additional disclosure in order to be true, accurate and complete in all Non-Trivial respects as of the date hereof, Borrower shall have provided the update to the Representations required in Section 9.3.

Borrower understands and acknowledges that PFG is entering into this Third Modification in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

7.            NO DEFENSES.  Borrower agrees that, as of the date hereof, it has no defenses against its legal obligation to pay any and all Obligations.

8.            CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the Loan Agreement, PFG is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents, including as to its proper authorization and execution by Borrower.  Except as expressly modified pursuant to this Third Modification, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  PFG's agreement to modify the Loan Agreement pursuant to this Third Modification in no way shall obligate PFG to make any future consents, waivers or modifications to the Obligations.  Nothing in this Third Modification shall constitute a satisfaction of the Obligations or a waiver of any default under the Existing Loan Documents.  It is the intention of PFG and Borrower to retain as liable parties all makers and guarantors of Obligations under the Existing Loan Documents.  Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Third Modification.  The terms of this paragraph apply not only to this Third Modification, but also to all subsequent loan modification agreements.

9.            CONDITIONS.  The effectiveness of this Third Modification is conditioned the following (whether satisfied on or before the Third Modification Effective Date or thereafter, if performance is specified to occur after the Third Modification Effective Date:

9.1           Execution and Delivery.  Borrower and Guarantor shall have duly executed and delivered a counterpart of this Third Modification to PFG on or before June ___, 2014.

9.2           Payment of PFG Expenses.  Borrower shall pay upon invoice all PFG Expenses (including all reasonable attorneys’ fees and expenses) incurred in connection with this Third Modification.

9.3           Updates to Borrower Information. If required to render the Representations as last delivered to PFG true, correct, accurate and complete as of the date hereof, Borrower shall have delivered to PFG true and current information and versions of such documents.

9.4           Constitutional and Authority Documents. To the extent the same may have been modified or superseded or are no longer accurate since the date of the Loan Agreement, PFG shall have received copies, certified by a duly authorized officer of each Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of each Borrower as in effect on the date hereof, (ii) any necessary resolutions of each Borrower authorizing the execution and delivery of this Third Modification, the other documents executed in connection herewith and each Borrower’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of each Borrower.

9.5           Additional Fee Under First Modification. Borrower shall have paid, when due, the Additional Fee set forth in Section 11 of the First Modification.

For the avoidance of doubt, the failure of any of the conditions set forth in this Section 9, unless waived by PFG in its sole discretion, shall constitute an Event of Default.

10.           RELEASE.  Each Borrower and each Guarantor (each, a “Releasor”) hereby forever relieves, releases, and discharges PFG and each of its present or former employees, officers, directors, agents, representatives, attorneys (the “Indemnitees”), from any and all possible claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Third Modification, which any Releasor or any of their respective partners, members, officers, agents or employees may now or hereafter have against the Indemnitees, if any, and irrespective of whether any of the foregoing arise out of contract, tort, violation of laws or regulations or otherwise, breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, negligence, bad faith, malpractice, violations of the racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortuous interference with corporate governance or prospective business advantage, deceptive trade practices, libel, slander, conspiracy or any claim relating to the Existing Loan Documents or the transactions contemplated therein (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner connected with or related to the Existing Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.  In furtherance of this release, each Releasor expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows: “A general release does not extend to claims which the creditor does not know or expect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.” By entering into this release, each Releasor recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of each Releasor hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if any Releasor should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, no Releasor shall be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances. Each Releasor acknowledges that it is not relying upon and has not relied upon any representation or statement made by PFG with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights. This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Each Releasor acknowledges that the release contained herein constitutes a material inducement to PFG to enter into this Third Modification, and that PFG would not have done so but for PFG’s expectation that such release is valid and enforceable in all events.  Each Releasor hereby represents and warrants to PFG, and PFG is relying thereon, as follows: (i) except as expressly stated in this Third Modification, neither PFG nor any agent, employee or representative of PFG has made any statement or representation to any Releasor regarding any fact relied upon by any Releasor in entering into this Third Modification; (ii) each Releasor has made such investigation of the facts pertaining to this Third Modification and all of the matters appertaining thereto, as it deems necessary; (iii) the terms of this Third Modification are contractual and not a mere recital; (iv) this Third Modification has been carefully read by each Releasor, the contents hereof are known and understood by each Releasor, and this Third Modification is signed freely, and without duress, by each Releasor; (v) each Releasor represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify PFG, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

11.           MISCELLANEOUS.  The quotation marks around modified clauses set forth herein and any differing font styles, if any, in which such clauses are presented herein are for ease of reading only and shall be ignored for purposes of construing and interpreting this Third Modification. The Recitals to this Third Modification are expressly incorporated by reference herein.

12.           INTEGRATION; CONSTRUCTION.  This Third Modification, the Second Modification, the First Modification, the Forbearance and the Loan Documents and any documents executed in connection herewith or therewith or pursuant hereto or thereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Third Modification; except that any financing statements or other agreements or instruments filed by PFG with respect to Borrower shall remain in full force and effect. The title of this Third Modification, section headings and quotation marks around amended provisions are for the readers’ convenience only and shall be ignored for purposes of integration into the Loan Agreement. This Modification shall be deemed effective as against any and all Borrower parties that execute and deliver this Forbearance, and the failure of any such Borrower to so execute and deliver shall not affect the enforceability of this Third Modification against each Borrower party that does. Each party hereto has been represented by counsel of their choosing and any claim, defense or rule of construction to the effect that this Third Modification or any other Loan Document should be construed against any party shall not apply and is expressly disclaimed.

13.           INCORPORATION OF PROVISIONS. The provisions of Section 8 of the Loan Agreement are incorporated by reference herein and made applicable to this Third Modification.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Third Modification to be executed and delivered as of the Third Modification Effective Date.

Borrower: ADVANCED PHOTONIX, INC.		PFG: PARTNERS FOR GROWTH III, L.P.

By		By
President or Vice President
Name:
By
	Secretary or Ass't Secretary	Title: Manager, Partners for Growth III, LLC Its General Partner

Borrower:

PICOMETRIX, LLC

By
President

Name
Richard D. Kurtz

Exhibit A

Compliance Certificate

Updated Intellectual Property Schedule

Patents and Trademarks Issued in Fiscal 2014
Patent/Trademark #	Title	Issue Date
8,436,310	System and method reducing fiber stretch induced timing errors in fiber optic coupled time domain terahertz systems	May-13
8,457,915	System and method to measure the transit time position(s) of pulses in a time domain data	Jun-13
2509530	Precision Fiber Attachment	Jul-13
1332068	Terahertz imaging system for examining particles	Nov-13
Patents and Trademarks Issued in Prior Years
Patent/Trademark #	Title	Issue Date
8,390,910	Picosecond Optical Delay	Mar-13
5166024	Terahertz Imaging System for Examining Articles	Dec-12
4,218,098	Trademark for T-Gauge	Oct-12
5022032	Pin Photodetector	Jun-12
5021888	Enhanced Photodetector	Jun-12
4980238	High Speed Ingaas Photoconductive Device	Apr-12
2474560	Planar Avalance Photodiode	Mar-12
1131650	Pin Photodetector	Mar-12
200580041877.4	HIGH SPEED INGASS PHOTOCONDUCTIVE DEVICE (CHINA)	Apr-11
1,034,433	PRECISION FIBER ATTACHMENT (SOUTH KOREA)	May-11
HK1106330	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (HONG KONG)	May-11
4,755,341	HIGHLY DOPED P-TYPE CONTACT FOR HIGH SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (JAPAN)	Jun-11
200580023058.7	TERAHERTZ IMAGING SYSTEM FOR EXAMINING ARTICLES (CHINA)	Jun-11
2,025,077	DISPERSION & NONLINEAR COMPENSATOR FOR OPTICAL DELIVERY FIBER (SOUTH KOREA)	Jul-11
2,025,077	DISPERSION & NONLINEAR COMPENSATOR FOR OPTICAL DELIVERY FIBER (AUSTRIA)	Jul-11
2,025,077	DISPERSION & NONLINEAR COMPENSATOR FOR OPTICAL DELIVERY FIBER (GR BRITAIN)	Jul-11
2,025,077	DISPERSION & NONLINEAR COMPENSATOR FOR OPTICAL DELIVERY FIBER (FRANCE)	Jul-11
2,025,077	DISPERSION & NONLINEAR COMPENSATOR FOR OPTICAL DELIVERY FIBER (ITALY)	Jul-11
2,025,077	DISPERSION & NONLINEAR COMPENSATOR FOR OPTICAL DELIVERY FIBER (NETHERLANDS)	Jul-11
2,025,077	DISPERSION & NONLINEAR COMPENSATOR FOR OPTICAL DELIVERY FIBER (SPAIN)	Jul-11
602007015950.4	DISPERSION & NONLINEAR COMPENSATOR FOR OPTICAL DELIVERY FIBER (GERMANY)	Jul-11
2,467,400	FOCUSING FIBER OPTIC (CANADA)	Sep-11
4,833,478	METHOD & APPARATUS TO MONITOR PHASE CHANGES IN MATTER WITH TERAHERTZ RADIATION (JAPAN)	Sep-11
4,938,221	PLANAR AVALANCHE PHOTODIODE	Mar-12
142,195	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (US)	Apr-05
660,471	HIGHLY-DOPED P-TYPE CONTRACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (KOREA)	Apr-06
726,387	TRADEMARK APPLICATION FOR T-RAY (CANADA)	Oct-08
765,715	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (AUSTRIA)	Jan-04
766,174	ENHANCED PHOTODETECTOR (KOREA)	Oct-07

2

Patent/Trademark #	Title	Issue Date
809,655	METHOD AND APPARATUS TO MONITOR PHASE CHANGES IN MATTER WITH TERAHERTZ RADIATION (KOREA)	Feb-08
811,365	PLANAR AVALANCHE PHOTODIODE (KOREA)	Feb-08
817,638	FOCUSING FIBER OPTIC (KOREA)	Mar-08
934,665	TRADEMARK APPLICATION FOR T-RAY TRADEMARK (MADRID PROTOCOL)	Aug-07
934,665	TRADEMARK APPLICATION FOR T-RAY TRADEMARK (AUSTRALIA)	Aug-07
1,090,282	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (EUROPE)	Oct-10
1,090,282	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (AUSTRIA)	Oct-10
1,090,282	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (FRANCE)	Oct-10
1,090,282	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (GERMANY)	Oct-10
1,090,282	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (ITALY)	Oct-10
1,090,282	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (NETHERLANDS)	Oct-10
1,090,282	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (SPAIN)	Oct-10
1,090,282	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (GREAT BRITAIN)	Oct-10
1,113,520	PLANAR AVALANCHE PHOTODIODE (HONG KONG)	Mar-10
1,113,604	OPTICAL DELAY (HONG KONG)	Jan-11
1,115,504	PICOSECOND OPTICAL DELAY (HONG KONG)	Nov-09
1,116,280	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (EP)	Oct-07
1,116,280	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (FRANCE)	Oct-07
1,116,280	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (GREAT BRITAIN)	Oct-07
1,116,280	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (ITALY)	Oct-07
1,116,280	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (GERMANY)	Oct-07
1,230,578	COMPACT FIBER PIGTAIL TERAHERTZ IMAGING SYSTEM (EP)	Aug-06
1,230,578	COMPACT FIBER PIGTAIL TERAHERTZ IMAGING SYSTEM (AUSTRIA)	Aug-06
1,230,578	COMPACT FIBER PIGTAIL TERAHERTZ IMAGING SYSTEM (FRANCE)	Aug-06
1,230,578	COMPACT FIBER PIGTAIL TERAHERTZ IMAGING SYSTEM (ITALY)	Aug-06
1,230,578	COMPACT FIBER PIGTAIL TERAHERTZ IMAGING SYSTEM (GREAT BRITAIN)	Aug-06
1,454,173	FOCUSING FIBER OPTIC (EP)	May-09
1,454,173	FOCUSING FIBER OPTIC (FRANCE)	May-09
1,454,173	FOCUSING FIBER OPTIC (GERMANY)	May-09
1,454,173	FOCUSING FIBER OPTIC (ITALY)	May-09
1,454,173	FOCUSING FIBER OPTIC (NETHERLANDS)	May-09
1,454,173	FOCUSING FIBER OPTIC (GREAT BRITAIN)	May-09
1,570,306	PRECISION FIBER ATTACHMENT (EP)	Aug-08
1,570,306	PRECISION FIBER ATTACHMENT (ITALY)	Aug-08
1,570,306	PRECISION FIBER ATTACHMENT (FRANCE)	Aug-08
1,570,306	PRECISION FIBER ATTACHMENT (GREAT BRITAIN)	Aug-08
1,570,306	PRECISION FIBER ATTACHMENT (AUSTRIA)	Aug-08
1,570,306	PRECISION FIBER ATTACHMENT (GERMANY)	Aug-08

3

Patent/Trademark #	Title	Issue Date
1,794,558	PICOSECOND OPTICAL DELAY (EP)	Sep-09
1,794,558	PICOSECOND OPTICAL DELAY (FRANCE)	Sep-09
1,794,558	PICOSECOND OPTICAL DELAY (GERMANY)	Sep-09
1,794,558	PICOSECOND OPTICAL DELAY (ITALY)	Sep-09
1,794,558	PICOSECOND OPTICAL DELAY (GREAT BRITAIN)	Sep-09
1,794,558	PICOSECOND OPTICAL DELAY (NETHERLANDS)	Sep-09
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (AUSTRIA)	Jan-11
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (FRANCE)	Jan-11
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (GERMANY)	Jan-11
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (ITALY)	Jan-11
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (NETHERLANDS)	Jan-11
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (SPAIN)	Jan-11
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (GREAT BRITAIN)	Jan-11
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (HONG KONG)	Jan-11
1,820,219	HIGH SPEED INGAAS PHOTOCONDUCTIVE DEVICE (EUROPE)	Jan-11
1,963,580	PICOMETRIX TRADEMARK	Mar-96
2,345,153	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE (CANADA)	Mar-04
2,350,065	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GERNERATION AND DETECTION SYSTEM (CANADA)	Jan-11
2,396,695	METHOD AND APPARATUS TO MONITOR PHASE CHANGES IN MATTER WITH TERAHERTZ RADIATION (CANADA)	Apr-10
3,561,696	TRADEMARK – T-RAY	Jan-09
3,561,697	TRADEMARK – T-RAY 2000	Jan-09
3,561,698	TRADEMARK – T-RAY 4000	Jan-09
4,180,824	COMPACT FIBER PIGTAIL TERAHERTZ IMAGING SYSTEM (JAPAN)	Sept-08
4,436,915	PRECISION FIBER ATTACHMENT (JAPAN)	Jan-10
4,717,946	THIN LINE JUNCTION PHOTODIODE (by Predecessor Co.)	Jan-88
4,782,382	HIGH QUANTUM EFFICIENCY PHOTODIODE DEVICES (by Predecessor Co.)	Nov-88
5,021,854	SILICON AVALANCHE PHOTODIODE ARRAY	Jun-91
5,057,892	LIGHT RESPONSIVE AVALANCHE DIODE	Oct-91
5,146,296	DEVICES FOR DETECTING AND/OR IMAGING SINGLE PHOTOELECTRON	Sep-92
5,308,989	TRADEMARK APPLICATION FOR T-GAUGE (JAPAN)	Mar-10
5,311,044	AVALANCHE PHOTOMULTIPLIER TUBE	May-94
5,477,075	SOLID STATE PHOTODETECTOR WITH LIGHT RESPONSIVE REAR FACE	Dec-95
5,757,057	LARGE AREA AVALANCHE ARRAY	May-98
5,801,430	SOLID STATE PHOTODETECTOR WITH LIGHT RESPONSIVE REAR FACE	Sep-98
6,005,276	SOLID STATE PHOTODETECTOR WITH LIGHT RESPONSIVE REAR FACE	Dec-99
6,029,988	COMPACT FIBER PIGTAILED TERAHERTZ IMAGING SYSTEM (GREAT BRITAIN)	Aug-06
6,111,299	ACTIVE LARGE AREA AVLANCHE PHOTODIODE ARRAY	Aug-00
6,262,465	HIGHLY-DOPED P-TYPE CONTACT FOR HIGH-SPEED, FRONT-SIDE ILLUMINATED PHOTODIODE	Jul-01
6,320,191	A DISPERSIVE PRECOMPENSATOR FOR USE IN AN ELECTROMAGNETIC RADIATION GENERATION AND DETECTION SYSTEM	Nov-01
6,816,647	COMPACT FIBER PIGTAILED TERAHERTZ IMAGING SYSTEM	Nov-04
6,849,852	SYSTEM AND METHOD FOR MONITORING CHANGES IN STATE OF MATTER WITH TERAHERTZ RADIATION	Feb-05
6,936,821	AMPLIFIED PHOTOCONDUCTIVE GATE	Aug-05
7,039,275	FOCUSING FIBER OPTIC	May-06

4

Patent/Trademark #	Title	Issue Date
7,078,741	HIGH-SPEED ENHANCED RESPONSIVITY PHOTO DETECTOR	Jul-06
7,263,266	PRECISION FIBER ATTACHMENT	Aug-07
7,348,607	PLANAR AVALANCHE PHOTODIODE	Mar-08
7,348,608	PLANAR AVALANCHE PHOTODIODE	Mar-08
7,449,695	TERAHERTZ IMAGING SYSTEM FOR EXAMINING ARTICLES	Nov-08
7,468,503	PIN PHOTODETECTOR	Dec-08
7,572,021	TRADEMARK APPLICATION FOR T-GAUGE (CHINA)	Feb-11
8,452,427	TRADEMARK APPLICATION FOR T-GAUGE	Mar-10
8,493,256	TRADEMARK APPLICATION FOR T-RAY 4000	Feb-10
602005016704.8	PICOSECOND OPTICAL DELAY (GERMANY)	Sep-09
602005026049.8	HIGH SPEED INGASS PHOTOCONDUCTIVE DEVICE (GERMANY)	Jan-11
ZL02825106.7	FOCUSING FIBER OPTIC (CHINA)	Apr-09
ZL03803039.X	ENHANCED PHOTODETECTOR (CHINA)	Apr-09
ZL2003801087.X	PRECISION FIBER ATTACHMENT (CHINA)	Mar-09
ZL200480015226	PIN PHOTODETECTOR (JAPAN)	Jun-09
ZL200480043236	PLANAR AVALANCHE PHOTODIODE (CHINA)	May-09
ZL200580033244	PICOSECOND OPTICAL DELAY (CHINA)	Jan-10
HK1085841	ENHANCED PHOTODETECTOR (HONG KONG)	Dec-09
HK1086340	FOCUSING FIBER OPTIC (HONG KONG)	Feb-10
HK1090282	PIN PHOTODETECTOR (HONG KONG)	Oct-10
HK1095637	PRECISION FIBER ATTACHMENT (HONG KONG)	Apr-10
HK1097957	PIN PHOTODETECTOR (HONG KONG)	Mar-10

5